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Exhibit 10.34

              Fourth Amendment dated June 1, 1997 to the Fifth
              Amended and Restated Credit Agreement.




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      FOURTH AMENDMENT, dated as of June 1, 1997 (the "Amendment"), to the
Fifth Amended and Restated Credit Agreement dated July 31, 1994 (the "Credit Agreement"; terms not otherwise defined herein shall be used herein as therein defined), among APPAREL AMERICA, INC., a Delaware corporation (the "Borrower"); CONNECTICUT DEVELOPMENT AUTHORITY ("CDA") an assignee of Chemical Bank, BINGHAMTON SAVINGS BANK ("BINGHAMTON") an assignee of
Chemical Bank, and A.I. ASSOCIATES, INC. ("AI") (each a "Bank" and collectively the "Banks"); and BINGHAMTON SAVINGS BANK as agent for the Banks (and as successor agent to Chemical Bank) (in such capacity, the "Agent").


                           W I T N E S S E T H :
                           - - - - - - - - - -

      WHEREAS, the Borrower has requested that the Credit Agreement be amended to reflect changes in certain covenants made by Borrower;

      WHEREAS, the Borrower, the Agent and the Banks have agreed to so amend the Credit Agreement on the terms set forth below;

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

      1.    AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT.

      (a) Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions in the proper alphabetical order:

            "AGREEMENT" means the Fifth Amended and Restated Credit Agreement dated July 31, 1994, as amended by the Amendment dated January 12, 1996, the Second Amendment dated June 1, 1996, the Third Amendment dated October 15, 1996 and the Fourth Amendement dated June 1, 1997.

      2.    AMENDMENTS TO SECTION 2.2 OF THE CREDIT AGREEMENT.

      (a) Subsection 2.2 (b)(i) of the Credit Agreement is amended to substitute the amount "$49,005" in place of the amount "$171,840" appearing after the date March 1997, and to substitute the amount "$616,916" for the amount $494,081" appearing after the date June 2000.

      (b) Subsection 2.2 (b)(ii) of the Credit Agreement is hereby amended to substitute the amount "$37,860" in place of the amount "$132,759" appearing after the date March 1997, and to substitute

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the amount "$677,657" for the amount "$582,758" appearing after the date June
2001.

      (c) Subsection 2.2 (b)(iii) of the Credit Agreement is amended to substitute the amount "$63,135" in place of the amount "$221,380" appearing after the date March 1997, and to substitute the amount "$679,625" for the amount "$521,380" appearing after the date June 2000.

      3.    AMENDMENTS TO SECTION 8.3 OF THE CREDIT AGREEMENT.

      (a) Subsection 8.3 (a) of the Credit Agreement is amended by removing the line "1997 Fiscal Year -- $2,500,000." The intent of this amendment is to remove any requirement for a specific EBDIT for Fiscal Year 1997.

      (b) Subsection 8.3 (b) of the Credit Agreement is hereby amended by adding the following clause at the end of such Subsection 8.3 (b): "PROVIDED, HOWEVER, notwithstanding the foregoing, Net Working Capital shall be no less than $1,500,000 as of January 31, 1997, $3,000,000 as of April 30, 1997 and
there shall be no Net Working Capital requirement at all for the date July 31, 1997."

      (c) Subsection 8.3 (c)(i) and 8.3 (c)(ii) of the Credit Agreement are hereby amended by adding the following phrase at the end of each of said Section 8.3(c)(i) and Section (c)(ii): "PROVIDED, HOWEVER, no such requirement shall apply to aggregate sales revenue or Net Income for the respective three (3) month periods ending October 31, 1996, January 31, 1997, April 30, 1997 and
July 31, 1997."

      (d) BORROWER'S CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The Borrower, by signing below, represents that it has the power and authority, and the legal right, to make, deliver and perform all terms and obligations set forth in this Amendment and that the Borrower has taken all necessary corporate action to authorize the terms and obligations set forth in this Amendment. No consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other person in required in connection with the execution, delivery, performance, validity or enforceability of this Amendment. This Amendment has been duly executed and delivered on behalf of the Borrower. This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable priciples (whether enforcement is sought by proceedings in equity or at law).


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      5.  SCOPE. This Amendment is to be narrowly construed. Except as expressly amended herein, all of the covenants and provisions of the Credit Agreement are and shall continue to be in full force and effect.

      6. COUNTERPARTS. This Amendment may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers as of the day and year first above written.


Address:                              APPAREL AMERICA, INC.
1175 State Street
New Haven, Connecticut
  06501                               By: /s/ Frederick M. D'Amato
Telecopy No.:                             -------------------------
(203) 772-2512                          Name:  Frederick M. D'Amato
Attn: Burton I. Koffman                 Title: Vice President-Finance
      President

with a copy to:
Shustak Jalil & Heller
545 Madison Avenue
New York, New York 10022
Telecopy No.: (212) 688-6151
Attn: James P. Jalil, Esq.

Address:                              BINGHAMTON SAVINGS BANK, AS
58-68 Exchange Street                   AGENT AND BANK
Binghamton, NY 13902
Telecopy No.: (607) 772-6287
Attn: Glenn Small                     By: /s/ John B. Westcott
                                          --------------------
                                          Name:  John B. Westcott
                                          Title: Vice President
with a copy to:
Howard Rittberg, Esq.
Levene, Gouldin & Thompson
450 Plaza Drive
Vestal, NY 13850





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Address:                              A.I. ASSOCIATES, INC., AS BANK
300 Plaza Drive
Vestal, New York 13850
Telecopy No.:                         By: /s/ Milton Koffman
  (607) 797-7103                          -------------------
Attn: Milton Koffman                      Name:  Milton Koffman
      President                           Title: President

Address:                              CONNECTICUT DEVELOPMENT
845 Brook Street                        AUTHORITY, AS BANK
Rocky Hills, CT 06067
Telecopy No.:
  (203) 257-8331                      By:
Attn: Loan Administration                 -----------------------
                                          Name:  Richard P. Graff
                                          Title: Vice President

with a copy to:
William G. Rock, Esq.
Shipman & Goodwin
One American Row
Hartford, CT 06103



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Address:                              A.I. ASSOCIATES, INC., AS BANK
300 Plaza Drive
Vestal, New York 13850
Telecopy No.:                         By:
  (607) 797-7103                         ----------------------------
Attn: Milton Koffman                      Name:  Milton Koffman
      President                           Title: President

Address:                              CONNECTICUT DEVELOPMENT
845 Brook Street                        AUTHORITY, AS BANK
Rocky Hill, CT 06067
Telecopy No.:
  (203) 257-8331                      By: /s/ Richard P. Graff
Attn: Loan Administration                 ---------------------
                                          Name:  Richard P. Graff
                                          Title: Vice President
with a copy to:
William G. Rock, Esq.
Shipman & Goodwin
One American Row
Hartford, CT 06103